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                                                                  EXHIBIT 10.10
                                               CONFIDENTIAL TREATMENT REQUESTED

                                 AGREEMENT FOR
                                1 PLUS SERVICES

THIS AGREEMENT is made and entered into this           day of

                                    between

                   Colorado River Communications Inc. ("CRC")
                           4275 East Sahara, Suite 6
                            Las Vegas, Nevada 89104

                                      and

                           Maxxis Telecom, Inc. (MTI)
                            1080 Holcomb Bridge Rd.
                            Building 100, Suite 135
                             Roswell, Georgia 30076

WITNESSETH:

         WHEREAS, CRC is in the business of providing telecommunications services and specifically desires to sell Services to hotels, motels, health care facilities, educational entities, military bases, resort rental condominiums, as well as business and individual consumers;

         WHEREAS, MTI is in the business of marketing telecommunications services to users and specifically desires to use CRC's Services;

         NOW, THEREFORE, in consideration of the material covenants and agreements contained herein, the parties do hereby agree as follows:

         1.       APPOINTMENT OF AGENTS

         CRC hereby appoints MTI as an Independent Agent for long distance telephone service, specifically CRC Services ("Services") to those facilities identified by MTI.

         2.       TERM AND TERMINATION

         The initial term of this Agreement shall be three (3) years from the date first written above provided however, MTI may terminate this Agreement in the event of a material breach


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of the Agreement by CRC. Such termination will be effective thirty-five (35)
days after written notice is mailed by Certified Mail in a properly addressed envelope to the other party. In the event of termination of this Agreement by either party, CRC agrees to continue payments hereunder for so long as CRC is supplying service to properties under contract with MTI. Further, at the end of the initial term, CRC agrees to extensions of this Agreement as negotiated between the Parties.

         3.       SERVICES OFFERED

         The Service shall consist of receiving, processing, and completing when possible 1 + and 800 calls originating from MTI customer locations. The calls shall be validated, billed, and revenue collected by CRC. Commissions shall be paid to MTI as per Schedule A.

         The services shall be provided only in those areas where permitted by any regulatory agency having jurisdiction, and where CRC is certified to do business.

         CRC will endeavor to supply quality Service, equal or better than that offered by its major competitors. Service, operator performance and response time will be within acceptable industry standards. CRC will use its best efforts to keep the Service operational twenty-four hours a day, seven days a week, fifty-two weeks a year.

         4.       SOLICITATION OF SERVICE

         All contracts and other property rights acquired by MTI in pursuit of its rights or obligations hereunder will be and will remain the property of MTI. MTI will obtain a signed Letter of Agency from each location to which Service is to be provided and deliver a copy of it to CRC.

         5.       PROCESSING OF ORDERS

         MTI shall submit all service data and requirements for Service to CRC by means agreeable to both parties. Faxed information, followed by confirming mail delivery, are acceptable to both parties. CRC will use all reasonable efforts to promptly process the MTI orders. CRC will promptly notify MTI of any and all reasons for inability to process the MTI orders on a timely basis (when processing and/or installations may exceed 15 working days). CRC will respond within thirty (30) days of submission of the order as to whether it will accept or reject the order.

         6.       LIMITATIONS OF LIABILITY

         CRC's liability to an end user or site owner with respect to providing the Service shall be as set forth in the CRC tariffs. CRC's liability for its acts or omissions to end users or site owners with respect to its performance of the non-tariffed terms and conditions of this Agreement shall be limited to direct damages caused by its sole negligence, and will not include consequential, incidental, special, or indirect loss or damage. CRC shall in no event


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be liable to any person or entity marketing or using the Service supplied under this Agreement, for loss of time, inconvenience, consequential, or indirect damages regardless of the basis for such action or claim. CRC's liability shall be limited to direct damages caused by its sole negligence.

         7.       REGULATORY REQUIREMENTS

         Performance of this Agreement by the parties is subject to all applicable existing and future laws, rules and regulations of any duly constituted governmental authority having jurisdiction, and is contingent upon the obtaining and continuance of such approval, consents, governmental authorizations, licenses and permits as may be required or deemed necessary for the Agreement by the Parties hereto. The Parties shall obtain and maintain such approvals, consents, authorizations, licenses and permits as may be necessary to institute and continue agency services as contemplated by this Agreement. In the event that a regulatory authority with jurisdiction over the subject matter of this agreement takes any action which affects CRC's ability to provide Service, CRC shall have the right to redirect intrastate calls to another inter-exchange carrier, or terminate the Service in the particular state. In the event calls are redirected to another inter-exchange carrier, no commissions or revenues will be paid to MTI with respect to such calls. Agent agrees to require customer(s) subscribing to the Service to promptly display notice of CRC provided Service. CRC will furnish appropriate notice to be distributed by MTI to its customers using the Service. MTI agrees not to block or cause to be blocked access to carriers other than CRC as required by law.

         8.       COMPLIANCE

         MTI hereby certifies to CRC that MTI is in compliance with any and all local, state, and federal regulations as to pertain to supplying MTI customers with the Service including, but not limited to, rates, locations surcharges, and end user notification i.e. tent cards, and contract language. CRC agrees to supply the necessary tent cards.

         9.       INDEMNIFICATION

         MTI will protect, indemnify and hold harmless CRC, its directors, officers, employees and agents, from any and all claims, costs and expenses, including reasonable attorney's fees, arising from Agent's performance under this agreement.

         CRC will protect, indemnify and hold harmless MTI, its directors, officers, employees, and agents, from any and all claims, costs and expenses, including reasonable attorney's fees, arising from CRC's performance under this Agreement.

         10.      GENERAL RELATIONSHIP

         Nothing in this Agreement will be construed to imply a joint venture, employer-employee relationship, and MTI will have no right, power or authority to create any obligation, expressed or implied, on behalf of CRC.

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         11.      ASSIGNMENT AND SUBCONTRACTING

         MTI may not assign any of its rights, and no obligation of MTI may be assumed by any entity other than MTI without prior written consent of CRC. This Agreement may be assigned by CRC in the event of a change of control of CRC, however all terms and conditions of this Agreement will remain in effect.

         12.      NON- WAIVER

         No delay or failure of either party in exercising any rights under this Agreement, and no partial or single exercise thereof, will he deemed to constitute a waiver of such right or other rights thereunder.

         13.      HEADINGS

         Headings are inserted for convenience and will not be used in the construction or interpretation of any Article in this Agreement.

         14.      GOVERNING LAW

         This Agreement will be construed and enforced in accordance with, and the validity and performance will be governed by the laws of the state of Nevada and it is agreed that any action or suit based on the Agreement must be brought in the City of Las Vegas, Nevada.

         15.      ENTIRE AGREEMENT

         This Agreement sets forth the entire Agreement of the parties with respect to the subject matter hereof, and may not be altered or amended except in writing signed by both parties.

                                    COLORADO RIVER COMMUNICATIONS, CORP.

                                    Signature: /s/ Alex McCarty
                                               --------------------------------
                                    Title:     President
                                               --------------------------------
                                    Date:      2/20/97
                                               --------------------------------

                                    MAXXIS TELECOM, INC.

                                    Signature: /s/ James W. Brown
                                               --------------------------------
                                    Title:     Chief Executive Officer
                                               --------------------------------
                                    Date:      2/20/97
                                               --------------------------------


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                          SCHEDULE A CRC-MTI AGREEMENT

Billing Units: Full Minutes for all travel card services, sixty second minimum with six second billing thereafter for all 1-Plus services.
Billing Agents:  LEC's (local exchange carriers)

         RATES:
         Interstate:                $***
         Intrastate:                $*** (All but *** states)
                                    $*** (*** states)
         800 Inbound:               $***
           Intrastate:              $***
           Special Intrastate:      $***

         USA Enhanced feature travel card:  $***
         No feature travel card:            $***

                  Monthly fees:
                          CRC/FCC access:  $***
                          Maxxis pass through fee:  $***
         A ***% bad debt holdback is applied to gross billing before commission is paid, Plus all taxes and any State or Federal imposed charges.

                  COMMISSION:
                  Monthly Billing           Commission

                  *** to $***                            ***%
                  $*** to ***                            ***%
                  $*** and over                          ***%

         Other:

         1. CRC acknowledges that you own the customer base when monthly revenues reach $*** per month. If this is not reached, the customer base reverts to you after *** of service on CRC if a minimum monthly billing of $*** is maintained for ***.
         2. At *** of monthly billing, CRC will establish Sub carrier identification for Maxxis.
         3. CRC requires a *** notice before you can move any customer to another carrier, with the exception as provided in this contract of failure of CRC to perform.
         4. CRC agrees to allow a *** ramp up period at the ***% commission level.

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*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.